Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of June 7, 2019 (the “Amendment”), is made pursuant to that certain Revolving Credit and Security Agreement dated as of March 12, 2019 (as amended, restated, modified or supplemented from time to time, the “Agreement”), among MC INCOME PLUS FINANCING SPV LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”); MONROE CAPITAL INCOME PLUS CORPORATION, a Maryland corporation, as the collateral manager (the “Collateral Manager”); the LENDERS from time to time party thereto; KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”); U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”); U.S. BANK NATIONAL ASSOCIATION, as document custodian (in such capacity, together with its successors and assigns, the “Document Custodian”); and U.S. BANK NATIONAL ASSOCIATION, as collateral administrator (in such capacity, together with its successors and assigns, the “Collateral Administrator”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Collateral Manager, the Lenders, the Administrative Agent, the Collateral Agent, the Document Custodian and the Collateral Administrator have previously entered into and are currently party to the Agreement;

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Agreement and the Lenders are willing to do so under the terms and conditions set forth in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments to Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Agreement shall be and hereby is amended as follows:

2.1     The defined term “Concentration Limitations” appearing in Section 1.01 of the Agreement is hereby amended by (i) replacing the period appearing at the end of clause (k)  of the definition thereof with “; and” and (ii) adding a new clause (l) at the end thereof to read in its entirety as follows:

(l)  not more than 35.0% consists of Eligible Covenant Lite Loans; provided that not more than 10.0% consists of Eligible Covenant Lite Loans to a single Obligor and any Affiliates thereof;

2.2     Clause (w) of the defined term “Eligible Loan” appearing in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

(w) is not a Covenant Lite Loan unless it is an Eligible Covenant Lite Loan;

2.3     The defined term “Facility Amount” appearing in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Amount” means (a) on or prior to the Commitment Termination Date, $50,000,000 (as such amount may be reduced from time to time pursuant to Section 2.06) and (b) following the Commitment Termination Date, the outstanding principal balance of all the Advances; provided that the Facility Amount may be increased by the Borrower from time to time in accordance with Section 2.15 hereof.

2.4     Schedule 1 to the Agreement is hereby amended and restated in its entirety as set forth on Schedule 1 attached hereto.

2.5     Section 1.01 of the Agreement is hereby further amended by adding the following new defined term in the appropriate alphabetical sequence to read in its entirety as follows:

“Eligible Covenant Lite Loan” means a Covenant Lite Loan that, as of the date of origination, has an Obligor with TTM EBITDA of at least $35,000,000.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.    The Administrative Agent, the Borrower, the Collateral Manager and the Lenders shall have executed and delivered this Amendment.

3.2.    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

3.3     The upfront fee (as described and calculated under the Lender Fee Letter) owing to the Lender on the date of this Amendment in respect of such Lender’s increased Commitment hereunder has been received or will be received by such Lender contemporaneously with the closing of this Amendment.

Section 4. Representations of the Borrower and Collateral Manager. Each of the Borrower and the Collateral Manager hereby represents and warrants to the parties hereto that as of the date hereof each of their respective representations and warranties contained in Article IV of the Agreement and any other Facility Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

Section 5. Agreement in Full Force and Effect. Except as specifically amended herein, the Agreement shall continue in full force and effect in accordance with its original terms and the Liens created and provided for by the Facility Documents remain in full force and effect and continue to secure, among other things, the performance of all of the Borrower’s Obligations under the Facility Documents and the Agreement as amended hereby. Reference to this specific Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Revolving Credit and Security Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

MC Income Plus Financing SPV LLC, as
Borrower

By: Monroe Capital Income Plus Corporation,
as Designated Manager

By:
	Name:	Jeremy VanDerMeid
	Title:	Authorized Signatory

Monroe Capital Income Plus Corporation,
as Collateral Manager

By:
	Name:	Jeremy VanDerMeid
	Title:	Authorized Signatory

[Signature Page to First Amendment to Revolving Credit and Security Agreement]

KeyBank National Association, as
Administrative Agent

By:
	Name:	Richard Andersen
	Title:	Designated Signer

KeyBank National Association, as
Lender

By:
	Name:	Richard Andersen
	Title:	Designated Signer

[Signature Page to First Amendment to Revolving Credit and Security Agreement]

SCHEDULE 1

COMMITMENTS AND PERCENTAGES

LENDER	COMMITMENT	PERCENTAGE
KeyBank National Association	$50,000,000	100%
	$50,000,000	100%